Exhibit 1.1 [FRONT OF CERTIFICATE]

[GRAPHIC DESIGN IN UPPER LEFT CORNER OF A BOX LABELED "NUMBER" WITH THE LETTERS "ID" INSIDE THE BOX.] COMMON SHARES THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY	[GRAPHIC DESIGN IN UPPER RIGHT CORNER OF A BOX LABELED "SHARES."] SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 45840J 10 7

[INTERACTIVE DATA CORPORATION LOGO]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

— SPECIMEN —

is the owner of

      FULLY PAID AND NONASSESSABLE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

[SUPERIMPOSED OVER THE FOLLOWING PARAGRAPH ARE THE WORDS “CERTIFICATE OF STOCK”] Interactive Data Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Signature of Stuart J. Clark] PRESIDENT AND CHIEF EXECUTIVE OFFICER	[CORPORATE SEAL]	[Signature of Andrea H. Loew] SECRETARY

[ALONG THE RIGHT MARGIN:]
COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

By: [Authorized signature here]

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The Corporation is authorized to issue more than one class of stock. Upon the written request of a stockholder addressed to the Corporation’s headquarters to the attention of the Secretary, and without charge, the Corporation will provide a description of each class of stock that the Corporation is authorized to issue, including the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class, and, with respect to any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - ..........Custodian.......... (Cust) (Minor) under Uniform Gifts to Minors Act............................................. (State)

        Additional abbreviations may also be used though not in the above list.

        For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[BOX]

_____________________________________________________________________________________
_____________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP
CODE, OF ASSIGNEE)
_____________________________________________________________________________________
_____________________________________________________________________________________
_________________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint ___________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________
_____________________________
NOTICE: THE SIGNATURE TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

_____________________________
THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.